Exhibit 32.2

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Heartland Financial USA, Inc. (the “Company”) on Form 10-Q for the quarter ended March 31, 2012, as amended by Amendment No. 1 thereto on Form 10-Q/A as filed with the Securities and Exchange Commission on the date hereof (the “Report), I, John K. Schmidt, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. § 1350, as adopted pursuant to § 906 of the Sarbanes-Oxley Act of 2002, that:

(1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ John K. Schmidt
John K. Schmidt
Chief Financial Officer

Date:	August 15, 2012